UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02258

Eaton Vance Series Trust II
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2005

Item 1. Reports to Stockholders

Annual Report October 31, 2005

EATON VANCE
INCOME
FUND
OF
BOSTON

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Income Fund of Boston as of October 31, 2005

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 5.37% during the year ended October 31, 2005.(1) This return resulted from a decrease in net asset value per share (NAV) to $6.29 on October 31, 2005 from $6.44 on October 31, 2004, and the reinvestment of $0.489 in dividend payments during the year.

•                  The Fund’s Class B shares had a total return of 4.48% during the year ended October 31, 2005.(1) This return resulted from a decrease in NAV to $6.28 on October 31, 2005 from $6.44 on October 31, 2004, and the reinvestment of $0.440 in dividend payments during the year. The Class B NAVs and dividends per share have been restated to reflect the effects of a stock split effective on November 11, 2005.

•                  The Fund’s Class C shares had a total return of 4.40% during the year ended October 31, 2005.(1) This return resulted from a decrease in NAV to $6.28 on October 31, 2005 from $6.44 on October 31, 2004, and the reinvestment of $0.441 in dividend payments during the year. The Class C NAVs and dividends per share have been restated to reflect the effects of a stock split effective on November 11, 2005.

•                  The Fund’s Class I shares had a total return of 5.48% during the year ended October 31, 2005.(1) This return resulted from a decrease in NAV to $6.28 on October 31, 2005 from $6.44 on October 31, 2004, and the reinvestment of $0.506 in dividend payments during the year. The Class I NAVs and dividends per share have been restated to reflect the effects of a stock split effective on November 11, 2005.

•                  The Fund’s Class R shares had a total return of 5.03% during the year ended October 31, 2005.(1) This return resulted from a decrease in NAV to $6.29 on October 31, 2005 from $6.44 on October 31, 2004, and the reinvestment of $0.473 in dividend payments during the year. The Class R NAVs and dividends per share have been restated to reflect the effects of a stock split effective on November 11, 2005.

•                  The Merrill Lynch U.S. High Yield Master II Index – an unmanaged index of below- investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market – had a return of 3.92% during the year ended October 31, 2005.(2)

•                  Based on the Fund’s most recent dividends and NAVs (restated for Class B, Class C, Class I and Class R to reflect the effect of a stock split effective on November 11, 2005) on October 31, 2005 of $6.29 per share for Class A, $6.28 for Class B, $6.28 for Class C, $6.28 for Class I and $6.29 for Class R, the Fund’s distribution rates were 7.60%, 6.84%, 6.84%, 7.86% and 7.34%, respectively.(3) The SEC 30-day yields for Class A, Class B, Class C, Class I and Class R shares were 6.90%, 6.48%, 6.49%, 7.51% and 6.99%, respectively.(4)

Recent Fund Developments

•                  The high-yield market was marked by significant volatility during the fiscal year. The market rallied strongly in the first half of the year, as low default rates and a better economic outlook pushed high-yield credit spreads as low as 290 basis points (2.90%) over Treasuries. The market declined in March, however, due to a downgrade of Ford Motor Co. and General Motors Corp. bonds and concerns about surging energy costs, with spreads rising to 425 basis points (4.25%). The market improved during the summer and into the fall, despite concerns about Hurricane Katrina and high fuel costs, as spreads fell to 360 basis points (3.60%) at October 31, 2005.

•                  Amid relatively flat yield and credit curves, management maintained a defensive posture for much of the fiscal year. The Fund had a short duration – 3.5 years at October 31, 2005 versus 4.5 years for the Index. The Fund achieved a shorter duration by increasing its exposure to shorter duration, shorter maturity bonds, as well as by increasing its investments in floating-rate notes. Short-maturity, floating-rate notes responded positively to the increase in short-term interest rates. In addition, the Fund increased its focus on debt more senior in the capital structure, such as senior notes and senior secured notes.

•                  The Fund’s performance was positively impacted by its telecom investments. The wireless industry has become more seasoned in recent years with the completion of network build-outs and, with that spending behind them, the companies have had rising free cash flow. The industry has also been characterized recently by increasing consolidation. Other strong performers included gaming companies and health care providers. Some health care companies have benefited from improving margins and increased market share.

•                  Management underweighted paper companies, which were among the Portfolio’s lagging performers. These companies suffered from the increasing impact of higher raw material costs and rising fuel costs. The companies felt the pinch of higher energy prices in their manufacturing processes, as well in transportation costs.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

(1)   These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, returns would be lower. Class I and Class R have no sales charge

(2)   It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index

(3)   The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

(4)   The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class A of the Fund with that of the Merrill Lynch U.S. High Yield Master II Index, an unmanaged market index of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A of the Fund and the Merrill Lynch U.S. High Yield Master II Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)	Class A	Class B	Class C	Class I	Class R

Average Annual Total Returns (at net asset value)
One Year	5.37%	4.48%	4.40%	5.48%	5.03%
Five Years	6.86	N.A.	N.A.	7.08	N.A.
Ten Years	7.70	N.A.	N.A.	N.A.	N.A.
Life of Fund†	9.29	10.95	11.09	5.57	6.44

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	0.38%	-0.40%	3.43%	5.48%	5.03%
Five Years	5.81	N.A.	N.A.	7.08	N.A.
Ten Years	7.18	N.A.	N.A.	N.A.	N.A.
Life of Fund†	9.13	10.25	11.09	5.57	6.44

† Inception Dates – Class A: 6/15/72; Class B: 6/20/02; Class C: 6/21/02; Class I: 7/1/99; Class R: 1/5/04

(1)   Average Annual Total Returns at net asset value do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, returns would be lower. Class I and Class R shares do not have a sales charge. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A, Class I and Class R shares redeemed or exchanged within three months of settlement of purchase are subject to a 1% redemption fee.

Comparison of Change in Value of a $10,000 Investment in

Eaton Vance Income Fund of Boston Class A vs. the Merrill Lynch

U.S. High Yield Master II Index*

*   Sources: Thomson Financial; Bloomberg, L.P. Class A of the Fund commenced operations on 6/15/72.

A $10,000 hypothetical investment in Class B shares on 6/20/02, Class C shares on 6/21/02, Class I shares on 7/1/99 and Class R shares on 1/5/04 would have been valued at $14,194, $14,254, $14,098 and $11,210, respectively, on 10/31/05. A $10,000 hypothetical investment in Class B shares would have been valued at $13,894, after the deduction of the applicable contingent deferred sales charge. It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Portfolio Credit Quality Ratings(2)

By total investments

(2)   Credit Quality ratings are those provided by Standard & Poor’s, a nationally recognized bond rating service. Reflects the Portfolio’s investments as of October 31, 2005. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 – October 31, 2005).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Income Fund of Boston

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/05)	(10/31/05)	(5/1/05 – 10/31/05)

Actual
Class A	$1,000.00	$1,042.30	$5.35
Class B	$1,000.00	$1,036.90	$9.19
Class C	$1,000.00	$1,037.00	$9.19
Class I	$1,000.00	$1,041.80	$4.07
Class R	$1,000.00	$1,040.90	$6.69

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.00	$5.30
Class B	$1,000.00	$1,016.20	$9.10
Class C	$1,000.00	$1,016.20	$9.10
Class I	$1,000.00	$1,021.20	$4.02
Class R	$1,000.00	$1,018.70	$6.61

*  Expenses are equal to the Fund’s annualized expense ratio of 1.04% for Class A shares,1.79% for Class B shares, 1.79% for Class C shares, 0.79% for Class I shares and 1.30% for Class R shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Income Fund of Boston as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investment in Boston Income Portfolio, at value (identified cost, $1,587,880,958)	$1,620,612,500
Receivable for Fund shares sold	3,455,913
Total assets	$1,624,068,413
Liabilities
Payable for Fund shares redeemed	$4,378,977
Dividends payable	3,767,320
Payable to affiliate for distribution and service fees	579,043
Payable to affiliate for Trustees' fees	311
Accrued expenses	513,187
Total liabilities	$9,238,838
Net Assets	$1,614,829,575
Sources of Net Assets
Paid-in capital	$1,769,404,782
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(183,492,116)
Accumulated distributions in excess of net investment income	(3,814,633)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	32,731,542
Total	$1,614,829,575
Class A Shares
Net Assets	$1,202,516,521
Shares Outstanding	191,292,735
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.29
Maximum Offering Price Per Share (100 ÷ 95.25 of $6.29)	$6.60
Class B Shares
Net Assets	$195,780,396
Shares Outstanding	31,173,534	(1)
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$6.28
Class C Shares
Net Assets	$180,878,486
Shares Outstanding	28,786,324	(1)
Net Asset Value, Offering Price and Redemption Price Per Share (Note 6) (net assets ÷ shares of beneficial interest outstanding)	$6.28
Class I Shares
Net Assets	$34,134,568
Shares Outstanding	5,432,865	(1)
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.28
Class R Shares
Net Assets	$1,519,604
Shares Outstanding	241,829	(1)
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.28
On sales of $25,000 or more, the offering price of Class A shares is reduced.

(1)  Shares outstanding have been restated to reflect the effects of a stock split effective on November 11, 2005 (Note 9).

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Interest and other income allocated from Portfolio	$142,471,256
Dividends allocated from Portfolio	565,345
Expenses allocated from Portfolio	(11,194,517)
Net investment income from Portfolio	$131,842,084
Expenses
Trustees' fees and expenses	$4,143
Distribution and service fees Class A	3,155,674
Class B	2,031,920
Class C	1,955,755
Class R	5,096
Transfer and dividend disbursing agent fees	1,983,192
Printing and postage	325,096
Registration fees	90,088
Legal and accounting services	84,084
Custodian fee	40,198
Miscellaneous	40,138
Total expenses	$9,715,384
Net investment income	$122,126,700
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$22,865,426
Swap contracts	(17,494)
Foreign currency and forward foreign currency exchange contract transactions	411,477
Net realized gain	$23,259,409
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(61,439,283)
Swap contracts	366,595
Foreign currency and forward foreign currency exchange contracts	39,207
Net change in unrealized appreciation (depreciation)	$(61,033,481)
Net realized and unrealized loss	$(37,774,072)
Net increase in net assets from operations	$84,352,628

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Period Ended October 31, 2004(1)	Year Ended September 30, 2004
From operations — Net investment income	$122,126,700	$9,627,401	$121,741,060
Net realized gain from investments, swaps, and foreign currency and forward foreign currency exchange contracts	23,259,409	3,695,397	20,024,113
Net change in unrealized appreciation (depreciation) from investments, swaps, and foreign currency and forward foreign currency exchange contracts	(61,033,481)	17,905,736	38,474,436
Net increase in net assets from operations	$84,352,628	$31,228,534	$180,239,609
Distributions to shareholders — From net investment income
Class A	$(95,924,657)	$(8,387,108)	$(100,519,479)
Class B	(13,898,196)	(1,163,171)	(12,512,598)
Class C	(13,392,689)	(1,173,352)	(12,642,487)
Class I	(3,286,080)	(404,686)	(4,101,304)
Class R	(75,012)	(1,280)	(5,644)
Total distributions to shareholders	$(126,576,634)	$(11,129,597)	$(129,781,512)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$316,726,705	$31,486,749	$413,049,786
Class B	38,017,392	5,153,378	91,405,998
Class C	57,852,081	5,837,286	104,166,181
Class I	17,456,476	5,275,550	43,863,828
Class R	1,412,165	113,777	130,840
Net asset value of shares issued to shareholders in payment of distributions declared Class A	62,269,407	5,333,881	62,957,335
Class B	6,686,568	543,875	5,978,203
Class C	6,734,231	588,329	6,428,787
Class I	1,685,105	170,351	1,884,018
Class R	73,854	1,147	5,500
Cost of shares redeemed Class A	(410,458,824)	(21,655,162)	(382,365,602)
Class B	(36,953,154)	(1,671,018)	(27,158,389)
Class C	(74,634,337)	(2,762,968)	(43,432,605)
Class I	(45,968,134)	(413,277)	(25,701,037)
Class R	(151,185)	(26)	(18,509)
Net asset value of shares exchanged Class A	1,547,784	86,374	2,334,705
Class B	(1,547,784)	(86,374)	(2,334,705)
Redemption Fees	59,894	24,263	332,902
Net increase (decrease) in net assets from Fund share transactions	$(59,191,756)	$28,026,135	$251,527,236
Net increase (decrease) in net assets	$(101,415,762)	$48,125,072	$301,985,333
Net Assets
At beginning of period	$1,716,245,337	$1,668,120,265	$1,366,134,932
At end of period	$1,614,829,575	$1,716,245,337	$1,668,120,265
Accumulated distributions in excess of net investment income included in net assets
At end of period	$(3,814,633)	$(7,842,134)	$(7,697,171)

(1)  For the one month ended October 31, 2004.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,	Period Ended October 31,		Year Ended September 30,
	2005(1)	2004(1)(2)		2004(1)	2003(1)	2002(1)(3)	2001(1)
Net asset value — Beginning of period	$6.440	$6.370		$6.140	$5.340	$5.840	$7.750
Income (loss) from operations
Net investment income	$0.473	$0.037		$0.504	$0.527	$0.559	$0.766
Net realized and unrealized gain (loss)	(0.134)	0.076		0.262	0.821	(0.436)	(1.817)
Total income (loss) from operations	$0.339	$0.113		$0.766	$1.348	$0.123	$(1.051)
Less distributions
From net investment income	$(0.489)	$(0.043)		$(0.537)	$(0.549)	$(0.560)	$(0.846)
From tax return of capital	—	—		—	—	(0.063)	(0.013)
Total distributions	$(0.489)	$(0.043)		$(0.537)	$(0.549)	$(0.623)	$(0.859)
Redemption fees	$0.000 (9)	$0.000	(9)	$0.001	$0.001	$—	$—
Net asset value — End of period	$6.290	$6.440		$6.370	$6.140	$5.340	$5.840
Total Return(4)	5.37%	1.78%		12.84%	26.52%	1.69%	(14.43)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$1,202,517	$1,263,810		$1,233,720	$1,096,587	$777,698	$743,808
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.06%	1.10	%(8)	1.06%	1.02%	1.07%	1.06	%(8)
Expenses after custodian fee reduction(5)	1.06%	1.10	%(8)	1.06%	1.02%	1.07%	1.06	%(8)
Net investment income	7.34%	6.88	%(8)	7.93%	9.21%	9.57%	11.28	%(8)
Portfolio Turnover of the Portfolio	71%	5%		79%	116%	91%	16	%(6)
Portfolio Turnover of the Fund(7)	—	—		—	—	—	70%

†  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  For the one month period ended October 31, 2004. The Fund changed its fiscal year end from September 30 to October 31.

(3)  The Fund, through its investment in the Portfolio, adopted the provisions of the revised ASCAP Audit and Accounting Guide for Investment Companies and changed its methodology for accreting market discount for certain securities. It also began amortizing market premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $0.015, decrease net realized and unrealized loss per share by $0.015 and decrease the ratio of net investment income to average net assets from 9.78% to 9.57%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  For the period from commencement of the Portfolio's operations, July 23, 2001, to September 30, 2001.

(7)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(8)  Annualized.

(9)  Amount represents less than $0.0005.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,	Period Ended October 31,		Year Ended September 30,
	2005(1)(2)	2004(1)(2)(3)		2004(1)(2)	2003(1)(2)	2002(1)(2)(4)
Net asset value — Beginning of period	$6.440	$6.360		$6.140	$5.340	$5.780
Income (loss) from operations
Net investment income	$0.424	$0.034		$0.454	$0.483	$0.132
Net realized and unrealized gain (loss)	(0.144)	0.085		0.256	0.825	(0.425)
Total income (loss) from operations	$0.280	$0.119		$0.710	$1.308	$(0.293)
Less distributions
From net investment income	$(0.440)	$(0.039)		$(0.491)	$(0.508)	$(0.127)
From tax return of capital	—	—		—	—	(0.020)
Total distributions	$(0.440)	$(0.039)		$(0.491)	$(0.508)	$(0.147)
Redemption fees	$0.000 (9)	$0.000	(9)	$0.001	$—	$—
Net asset value — End of period	$6.280	$6.440		$6.360	$6.140	$5.340
Total Return(5)	4.48%	1.80%		11.96%	25.57%	(5.07)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$195,780	$194,731		$188,512	$116,449	$4,284
Ratios (As a percentage of average daily net assets):
Expenses(6)	1.81%	1.85	%(7)	1.81%	1.79%	1.85	%(7)
Expenses after custodian fee reduction(6)	1.81%	1.85	%(7)	1.81%	1.79%	1.85	%(7)
Net investment income	6.59%	6.13	%(7)	7.13%	8.19%	8.91	%(7)
Portfolio Turnover of the Portfolio	71%	5%		79%	116%	91	%(8)

†  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  Per share data have been restated to reflect 1.7308294-for1 stock split effective on November 11, 2005

(3)  For the one month period ended October 31, 2004. The Fund changed its fiscal year end from September 30 to October 31.

(4)  For the period from the commencement of operations of Class B shares, June 20, 2002, to September 30, 2002.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Includes the Fund's shares of the Portfolio's expenses.

(7)  Annualized.

(8)  For the year ended September 30, 2002.

(9)  Amount represents less than $0.0005.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,	Period Ended October 31,		Year Ended September 30,
	2005(1)(2)	2004(1)(2)(3)		2004(1)(2)	2003(1)(2)	2002(1)(2)(4)
Net asset value — Beginning of period	$6.440	$6.370		$6.140	$5.340	$5.750
Income (loss) from operations
Net investment income	$0.424	$0.033		$0.453	$0.482	$0.133
Net realized and unrealized gain (loss)	(0.143)	0.076		0.267	0.825	(0.398)
Total income (loss) from operations	$0.281	$0.109		$0.720	$1.307	$(0.265)
Less distributions
From net investment income	$(0.441)	$(0.039)		$(0.491)	$(0.507)	$(0.125)
From tax return of capital	—	—		—	—	(0.020)
Total distributions	$(0.441)	$(0.039)		$(0.491)	$(0.507)	$(0.145)
Redemption fees	$0.000 (9)	$0.000	(9)	$0.001	$—	$—
Net asset value — End of period	$6.280	$6.440		$6.370	$6.140	$5.340
Total Return(5)	4.40%	1.79%		12.04%	25.60%	(4.69)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$180,878	$196,062		$190,103	$118,788	$3,641
Ratios (As a percentage of average daily net assets):
Expenses(6)	1.81%	1.85	%(7)	1.81%	1.79%	1.85	%(7)
Expenses after custodian fee reduction(6)	1.81%	1.85	%(7)	1.81%	1.79%	1.85	%(7)
Net investment income	6.59%	6.12	%(7)	7.13%	8.15%	8.97	%(7)
Portfolio Turnover of the Portfolio	71%	5%		79%	116%	91	%(8)

†  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  Per share data have been restated to reflect 1.7386541-for-1 stock split effective on November 11, 2005

(3)  For the one month period ended October 31, 2004. The Fund changed its fiscal year end from September 30 to October 31.

(4)  For the period from the commencement of operations of Class C shares, June 21, 2002, to September 30, 2002.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

(8)  For the year ended September 30, 2002.

(9)  Amount represents less than $0.0005.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Class I
Year Ended October 31,	Period Ended October 31,	Year Ended September 30,
2005(1)(2)	2004(1)(2)(3)	2004(1)(2)	2003(1)(2)	2002(1)(2)(4)	2001(1)(2)
Net asset value — Beginning of period	$6.440	$6.360	$6.130	$5.340	$5.840	$7.730
Income (loss) from operations
Net investment income	$0.487	$0.039	$0.517	$0.540	$0.575	$0.799
Net realized and unrealized gain (loss)	(0.141)	0.086	0.264	0.812	(0.438)	(1.822)
Total income from operations	$0.346	$0.125	$0.781	$1.352	$0.137	$(1.023)
Less distributions
From net investment income	$(0.506)	$(0.045)	$(0.552)	$(0.562)	$(0.574)	$(0.856)
From tax return of capital	—	—	—	—	(0.063)	(0.011)
Total distributions	$(0.506)	$(0.045)	$(0.552)	$(0.562)	$(0.637)	$(0.867)
Redemption fees	$0.000	(10)	$0.000	(10)	$0.001	$—	$—	$—
Net asset value — End of year	$6.280	$6.440	$6.360	$6.130	$5.340	$5.840
Total Return(5)	5.48%	1.88%	13.20%	26.58%	1.86%	(14.08)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$34,135	$61,409	$55,669	$34,311	$5,244	$5,798
Ratios (As a percentage of average daily net assets):
Expenses(6)	0.81%	0.85	%(9)	0.81%	0.80%	0.85%	0.84%
Expenses after custodian fee reduction(6)	0.81%	0.85	%(9)	0.81%	0.80%	0.85%	0.84%
Net investment income	7.55%	7.06	%(9)	8.13%	9.27%	9.82%	11.64%
Portfolio Turnover of the Portfolio	71%	5%	79%	116%	91%	16	%(7)
Portfolio Turnover of the Fund(8)	70%

†  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  Per share data have been restated to reflect 1.1909233-for-1 stock split effective on November 11, 2005

(3)  For the one month period ended October 31, 2004. The Fund changed its fiscal year end from September 30 to October 31.

(4)  The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and changed its methodology for accreting market discount for certain securities. It also began amortizing market premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $0.013, decrease net realized and unrealized loss per share by $0.013 and decrease the ratio of net investment income to average net assets from 10.03% to 9.82%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Includes the Fund's share of the Porfolio's allocated expenses.

(7)  For the period from commencement of the Portfolio's operations, July 23, 2001, to September 30, 2001.

(8)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(9)  Annualized.

(10)  Amount represents less than $0.0005.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended October 31, 2005(1)(2)	Period Ended October 31, 2004(1)(2)(3)		Year Ended September 30, 2004(1)(2)(4)
Net asset value — Beginning of period	$6.440	$6.370		$6.450
Income (loss) from operations
Net investment income	$0.460	$0.035		$0.353
Net realized and unrealized gain (loss)	(0.137)	0.077		(0.052	)(5)
Total income from operations	$0.323	$0.112		$0.301
Less distributions
From net investment income	$(0.473)	$(0.042)		$(0.382)
Total distributions	$(0.473)	$(0.042)		$(0.382)
Redemption fees	$0.000 (9)	$0.000	(9)	$0.001
Net asset value — End of period	$6.29	$6.440		$6.370
Total Return(6)	5.03%	1.77%		4.87%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$1,520	$233		$116
Ratios (As a percentage of average daily net assets):
Expenses(7)	1.30%	1.34	%(8)	1.31	%(8)
Expenses after custodian fee reduction(7)	1.30%	1.34	%(8)	1.31	%(8)
Net investment income	7.18%	6.44	%(8)	7.51	%(8)
Portfolio Turnover of the Portfolio	71%	5%		79%

†  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  Per share data have been restated to reflect 1.5508607-for-1 stock split effective on November 11, 2005

(3)  For the one month period ended October 31, 2004. The Fund changed its fiscal year end from September 30 to October 31.

(4)  For the period from the commencement of operations of Class R shares, January 5, 2004, to September 30, 2004.

(5)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(6)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(7)  Includes the Fund's share of the Portfolio's allocated expenses.

(8)  Annualized.

(9)  Amount represents less than $0.0005.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Income Fund of Boston (the Fund), is a series of Eaton Vance Series Trust II (the Trust), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as an open-end, management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase; Class B, Class C, Class I and Class R shares are sold at net asset value and Class B and Class C shares are subject to a contingent deferred sales charge (See Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution and service plans and certain other class specific expenses. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. The Fund invests all of its investable assets in interests in the Boston Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (96.1% at October 31, 2005). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B  Income — The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $183,360,593 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2009 ($127,050,450) and October 31, 2010 ($56,310,143), respectively. During the period from November 1, 2004 to October 31, 2005, capital loss carryovers of $19,046,542 were utilized to offset net realized gains.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Eaton Vance Income Fund of Boston as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Redemption Fees — Upon the redemption or exchange of shares held by Class A, Class I and Class R shareholders for less than three months, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

H  Other — Investment transactions are accounted for on a trade-date basis.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are ordinarily paid monthly. Distributions of allocated realized capital gains, if any, (reduced by any available capital loss carryforwards from prior years) are made at least annually. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the year ended October 31, 2005, the period from October 1, 2004 to October 31, 2004 and the year ended September 30, 2004 was as follows:

	Year Ended 10/31/05	Period Ended 10/31/04	Year Ended 9/30/04
Distributions declared from:
Ordinary Income	$126,576,634	$11,129,597	$129,781,512

During year ended October 31, 2005, accumulated distributions in excess of net investment income was decreased by $8,477,435, accumulated net realized loss was increased by $4,044,562 and paid-in-capital was decreased by $4,432,873 due to differences between book and tax accounting for currency transactions, amortization/accretion and a distribution in excess of book income. This change had no effect on net assets value per share.

At October 31, 2005, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$0
Capital loss carryforward	$(183,360,593)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies for forward currency contracts, wash sales and the timing of recognizing distributions to shareholders.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2005	Period Ended October 31, 2004(1)	Year Ended September 30, 2004
Sales	49,060,889	4,922,554	64,815,081
Issued to shareholders electing to receive payments of distributions in Fund shares	9,687,709	828,242	9,883,283
Redemptions	(63,817,524)	(3,384,112)	(59,977,180)
Exchange from Class B shares	239,802	13,501	360,750
Net increase (decrease)	(4,829,124)	2,380,185	15,081,934
Class B	Year Ended October 31, 2005(2)	Period Ended October 31, 2004(1)(2)	Year Ended September 30, 2004(2)
Sales	5,875,267	805,846	14,353,250
Issued to shareholders electing to receive payments of distributions in Fund shares	1,041,302	84,503	939,643
Redemptions	(5,751,814)	(261,495)	(4,267,093)
Exchange to Class A shares	(240,330)	(13,530)	(375,960)
Net increase	924,425	615,324	10,649,840

Eaton Vance Income Fund of Boston as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Class C	Year Ended October 31, 2005(3)	Period Ended October 31, 2004(1)(3)	Year Ended September 30, 2004(3)
Sales	8,945,368	913,209	16,346,647
Issued to shareholders electing to receive payments of distributions in Fund shares	1,047,819	91,330	1,009,656
Redemptions	(11,646,112)	(432,428)	(6,844,567)
Net increase (decrease)	(1,652,925)	572,111	10,511,736
Class I	Year Ended October 31, 2005(4)	Period Ended October 31, 2004(1)(4)	Year Ended September 30, 2004(4)
Sales	2,691,462	826,045	6,867,452
Issued to shareholders electing to receive payments of distributions in Fund shares	262,015	26,450	296,042
Redemptions	(7,055,912)	(64,594)	(4,010,670)
Net increase (decrease)	(4,102,435)	787,901	3,152,824
Class R	Year Ended October 31, 2005(5)	Period Ended October 31, 2004(1)(5)	Year Ended September 30, 2004(5)(6)
Sales	217,759	17,805	20,238
Issued to shareholders electing to receive payments of distributions in Fund shares	11,551	178	862
Redemptions	(23,665)	(5)	(2,894)
Net increase	205,645	17,978	18,206

(1)  For the period from October 1, 2004 to October 31, 2004.

(2)  Transactions have been restated to reflect the effects of a 1.7308294 -for-1 stock split effective on November 11, 2005.

(3)  Transactions have been restated to reflect the effects of a 1.7386541 -for-1 stock split effective on November 11, 2005.

(4)  Transactions have been restated to reflect the effects of a 1.1909233 -for-1 stock split effective on November 11, 2005.

(5)  Transactions have been restated to reflect the effects of a 1.5508607 -for-1 stock split effective on November 11, 2005.

(6)  For the period from commencement of operations of Class R shares, January 5, 2004 to September 30, 2004.

Redemptions or exchanges of Class A, Class I and Class R shares made within three months of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the year ended October 31, 2005, the Fund received $44,409 in redemption fees on Class A shares, $7,164 on Class B shares, $6,862 on Class C shares, $1,419 on Class I shares, and $40 on Class R shares.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2005 EVM earned $149,969 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $181,758 as its portion of the sales charge on sales of Class A shares during the year ended October 31, 2005.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution and Service Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class. The Fund paid or accrued $1,523,940 and $1,466,816 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2005, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2005, the

Eaton Vance Income Fund of Boston as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $8,395,000 and $12,261,000 for Class B and Class C shares, respectively. The Class R Plan provides for the Fund to pay EVD an amount equal to 0.50% of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% of average daily net assets attributable to Class R shares. For the year ended October 31, 2005 the Fund paid or accrued $2,548 for Class R shares to or payable to EVD, representing 0.25% of the average daily net assets for Class R shares.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount not exceeding 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class A, Class B, Class C and Class R shares for any fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fees for year ended October 31, 2005 amounted to $3,155,674, $507,980, $488,939 and $2,548 for Class A, Class B, Class C and Class R shares, respectively.

6  Contingent Deferred Sales Charge

Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund but will be subject to a 1.00% redemption fee if they are redeemed or exchanged within the first three months after the settlement of the purchase. A contingent deferred sales charge generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $24,000, $695,000 and $29,000 of CDSC paid by shareholders for redemptions of Class A shares, Class B shares and Class C shares, respectively, for the year ended October 31, 2005.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $434,971,024 and $627,857,954, respectively, for the year ended October 31, 2005.

8  Fiscal Year End Change

Effective October 15, 2004, the Fund changed its fiscal year end to October 31, 2004.

9  Stock Split

On October 17, 2005, the Trustees of the Fund approved a 1.7308294-for-1 stock split for Class B shares, a 1.7386541-for-1 stock split for Class C shares, a 1.1909233-for-1 stock split for Class I shares, and a 1.5508607-for-1 stock split for Class R shares, effective November 11, 2005. The stock split will have no impact on the overall value of a shareholder's investment in the Fund.

Eaton Vance Income Fund of Boston as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Income Fund of Boston:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Income Fund of Boston, a series of Eaton Vance Series Trust II (the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2005

Boston Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Interests — 3.0%(1)
Security	Principal Amount	Value
Automotive & Auto Parts — 0.3%
Delphi Corp., Term Loan, 10.30%, Maturing 6/14/11	$5,105,703	$5,321,782
		$5,321,782
Broadcasting — 0.7%
Hit Entertainment, Inc., Term Loan, 9.33%, Maturing 2/15/13	$11,800,000	$11,898,329
		$11,898,329
Building Materials — 0.6%
Masonite International, Term Loan, 10.38%, Maturing 10/6/06	$10,700,000	$10,700,000
		$10,700,000
Gaming — 0.3%
BLB Worldwide Holdings, Term Loan, 7.83%, Maturing 6/30/12	$5,300,000	$5,379,500
		$5,379,500
Lodging and Casinos — 0.1%
Resorts International Holdings, LLC, Term Loan, 10.27%, Maturing 4/26/13	$1,050,000	$1,041,141
		$1,041,141
Super Retail — 0.8%
Toys R Us, Term Loan, 9.43%, Maturing 7/21/06	$13,200,000	$13,208,250
		$13,208,250
Utilities — 0.2%
Mirant Corp., Revolving Term Loan, 0.00%, Maturing 7/16/06(2)	$2,400,000	$2,529,000
		$2,529,000
Total Senior, Floating Rate Interests (identified cost $49,263,425)		$50,078,002

Corporate Bonds & Notes — 86.7%
Security	Principal Amount (000's omitted)	Value
Aerospace — 0.4%
Argo Tech Corp., Sr. Notes, 9.25%, 6/1/11	$2,050	$2,121,750
Armor Holdings, Inc., Sr. Sub. Notes, 8.25%, 8/15/13	2,410	2,614,850
BE Aerospace, Sr. Sub. Notes, Series B, 8.00%, 3/1/08	1,065	1,067,662
Standard Aero Holdings, Inc., Sr. Sub. Notes, 8.25%, 9/1/14	515	491,825
		$6,296,087
Air Transportation — 1.5%
American Airlines, 7.80%, 10/1/06	$10,535	$10,048,481
American Airlines, 7.858%, 10/1/11	1,535	1,574,712
American Airlines, 8.608%, 4/1/11	695	659,381
AMR Corp., 9.00%, 8/1/12	9,735	6,765,825
Continental Airlines, 7.033%, 6/15/11	3,920	3,539,384
Delta Air Lines, 7.779%, 11/18/05	265	243,966
Delta Air Lines, 8.30%, 12/15/29(2)	1,125	205,312
Delta Air Lines, 9.50%, 11/18/08(2)(4)	2,540	2,114,550
		$25,151,611
Automotive & Auto Parts — 4.8%
Altra Industrial Motion, Inc., 9.50%, 12/1/11(4)	$1,090	$1,062,750
Commercial Vehicle Group, Inc., Sr. Notes, 8.00%, 7/1/13(4)	1,800	1,773,000
Dana Credit Corp., 8.375%, 8/15/07(4)	1,815	1,769,625
Dura Operating Corp., Series D, 9.00%, 5/1/09	435	274,050
Ford Motor Credit Co., 7.875%, 6/15/10	22,005	21,201,531
Ford Motor Credit Co., Variable Rate, 7.26%, 11/2/07	12,440	12,368,992
General Motors Acceptance Corp., 6.125%, 9/15/06	980	977,336
General Motors Acceptance Corp., 7.00%, 2/1/12	710	689,599
General Motors Acceptance Corp., 8.00%, 11/1/31	17,840	18,468,129
Keystone Automotive Operations, Inc., Sr. Sub. Notes, 9.75%, 11/1/13	1,510	1,476,025
Metaldyne Corp., Sr. Notes, 11.00%, 11/1/13(4)	3,882	3,513,210
Tenneco Automotive, Inc., Series B, 10.25%, 7/15/13	5,570	6,043,450

See notes to financial statements

Boston Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Automotive & Auto Parts (continued)
Tenneco Automotive, Inc., Sr. Sub Notes, 8.625%, 11/15/14	$4,385	$4,209,600
TRW Automotive, Inc., Sr. Sub. Notes, 11.00%, 2/15/13	2,125	2,385,312
United Components, Inc., Sr. Sub. Notes, 9.375%, 6/15/13	1,895	1,904,475
Venture Holding Trust, Sr. Notes, 9.50%, 7/1/05(2)	3,683	23,019
Visteon Corp., Sr. Notes, 8.25%, 8/1/10	3,220	2,990,575
		$81,130,678
Broadcasting — 2.0%
Nexstar Finance Holdings LLC, Inc., Sr. Disc. Notes, 11.375%, (0% until 2008), 4/1/13	$6,950	$5,038,750
Paxson Communications Corp., 10.75%, 7/15/08	2,220	2,181,150
Paxson Communications Corp., 12.25%, (0% until 2006), 1/15/09	2,275	2,235,187
Rainbow National Services, LLC, Sr. Notes, 8.75%, 9/1/12(4)	2,855	3,012,025
Rainbow National Services, LLC, Sr. Sub. Debs., 10.375%, 9/1/14(4)	10,985	12,138,425
Sirius Satellite Radio, Sr. Notes, 9.625%, 8/1/13(4)	8,945	8,508,931
		$33,114,468
Building Materials — 2.5%
Coleman Cable, Inc., Sr. Notes, 9.875%, 10/1/12	$1,740	$1,574,700
Dayton Superior Corp., Sr. Notes, 10.75%, 9/15/08	2,425	2,364,375
General Cable Corp., Sr. Notes, 9.50%, 11/15/10	3,085	3,270,100
Goodman Global Holdings, Sr. Notes, Variable Rate, 6.41%, 6/15/12(4)	3,365	3,314,525
Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14	965	965,000
Interline Brands, Inc., Sr. Sub. Notes, 11.50%, 5/15/11	3,507	3,910,305
MAAX Corp., Sr. Sub. Notes, 9.75%, 6/15/12	4,010	3,187,950
Nortek, Inc., Sr. Sub Notes, 8.50%, 9/1/14	9,160	8,793,600
NTK Holdings, Inc., Sr. Disc. Notes, 10.75%, (0.00% until 2009) 3/1/14	4,145	2,507,725
Panolam Industries International, Sr. Sub. Notes, 10.75%, 10/1/13(4)	3,665	3,573,375
Ply Gem Industries, Inc., Sr. Sub. Notes, 9.00%, 2/15/12	2,845	2,318,675

Security	Principal Amount (000's omitted)		Value
Building Materials (continued)
RMCC Acquisition Co., Sr. Sub. Notes, 9.50%, 11/1/12(4)		$6,985	$7,124,700
			$42,905,030
Cable / Satellite TV — 5.2%
Adelphia Communications, Sr. Notes, 8.75%, 10/1/07(2)		$825	$874,500
Adelphia Communications, Sr. Notes, 10.25%, 11/1/06(2)		13,155	8,419,200
Adelphia Communications, Sr. Notes, Series B, 9.25%, 10/1/32(2)		8,160	5,263,200
CCO Holdings LLC / Capital Corp., Sr. Notes, 8.75%, 11/15/13(4)		19,005	18,387,337
Charter Communications Holdings II, LLC, Sr. Notes, 10.25%, 9/15/10		6,735	6,785,512
CSC Holdings, Inc., Sr. Notes, 7.00%, 4/15/12(4)		5,355	5,194,350
CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07		15	15,450
CSC Holdings, Inc., Sr. Notes, Series B, 7.625%, 4/1/11		1,845	1,858,837
Insight Communications, Sr. Disc. Notes, 12.25%, (0% until 2006), 2/15/11		20,845	21,522,462
Kabel Deutschland GMBH, 10.625%, 7/1/14(4)		10,160	10,985,500
Ono Finance PLC, Sr. Notes, 14.00%, 2/15/11		5,073	5,548,594
Ono Finance PLC, Sr. Notes, 14.00%, 2/15/11(5)	EUR	2,470	3,253,858
			$88,108,800
Capital Goods — 3.3%
Amsted Industries, Inc., Sr. Notes, 10.25%, 10/15/11(4)		$9,410	$10,115,750
Case New Holland, Inc., Sr. Notes, 9.25%, 8/1/11		9,255	9,787,162
Chart Industries, Inc., Sr. Sub. Notes, 9.125%, 10/15/15(4)		3,575	3,557,125
Dresser, Inc., 9.375%, 4/15/11		10,965	11,403,600
Koppers, Inc., 9.875%, 10/15/13		75	82,125
Manitowoc Co., Inc. (The), 10.50%, 8/1/12		767	862,875
Milacron Escrow Corp., 11.50%, 5/15/11		5,750	4,973,750
Motors and Gears, Inc., Sr. Notes, 10.75%, 11/15/06		1,275	1,230,375
Mueller Group, Inc., Sr. Sub. Notes, 10.00%, 5/1/12		3,515	3,708,325

See notes to financial statements

Boston Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Capital Goods (continued)
Mueller Holdings, Inc., Disc. Notes, 14.75%, (0.00% until 2009), 4/15/14	$5,445	$4,002,075
Polypore, Inc., Sr. Sub Notes, 8.75%, 5/15/12	640	566,400
Rexnord Corp., 10.125%, 12/15/12	1,065	1,171,500
Thermadyne Holdings Corp., Sr. Sub. Notes, 9.25%, 2/1/14	5,430	4,887,000
		$56,348,062
Chemicals — 4.4%
Avecia Group PLC, 11.00%, 7/1/09	$493	$510,255
BCP Crystal Holdings Corp., Sr. Sub Notes, 9.625%, 6/15/14	4,924	5,441,020
Borden U.S. Finance/Nova Scotia Finance, Sr. Notes, 9.00%, 7/15/14(4)	2,760	2,728,950
Crystal US Holdings/US Holdings 3, LLC, Sr. Disc. Notes, Series B, 10.50%, (0.00% until 2009) 10/1/14	6,077	4,238,707
Equistar Chemical, Sr. Notes, 10.625%, 5/1/11	12,550	13,742,250
Huntsman International LLC, Sr. Notes, 9.875%, 3/1/09	2,010	2,120,550
IMC Global, Inc., Sr. Notes, 10.875%, 8/1/13	7,065	8,230,725
Innophos, Inc., Sr. Sub. Notes, 8.875%, 8/15/14(4)	540	542,700
Lyondell Chemical Co., 11.125%, 7/15/12	1,655	1,853,600
Millennium America, Inc., 9.25%, 6/15/08	2,000	2,155,000
Nalco Co., Sr. Sub. Notes, 8.875%, 11/15/13	4,620	4,741,275
Nova Chemicals Corp., Sr. Notes, Variable Rate, 7.561%, 11/15/13(4)	5,350	5,430,250
OM Group, Inc., 9.25%, 12/15/11	13,060	12,635,550
Polyone Corp., Sr. Notes, 8.875%, 5/1/12	35	31,237
Polyone Corp., Sr. Notes, 10.625%, 5/15/10	3,950	3,890,750
PQ Corp., 7.50%, 2/15/13(4)	1,895	1,752,875
Rhodia SA, Sr. Notes, 10.25%, 6/1/10	1,790	1,915,300
Rockwood Specialties Group, Sr. Sub. Notes, 10.625%, 5/15/11	1,797	1,931,775
		$73,892,769
Consumer Products — 0.8%
Aearo Co. I, Sr. Sub. Notes, 8.25%, 4/15/12	$2,525	$2,525,000
Fedders North America, Inc., 9.875%, 3/1/14	3,895	2,892,037
Jafra Cosmetics/Distribution, Sr. Sub. Notes, 10.75%, 5/15/11	1,385	1,526,962
Jostens Holding Corp., Sr. Disc. Notes, 10.25%, (0.00% until 2008), 12/1/13	1,730	1,258,575

Security	Principal Amount (000's omitted)	Value
Consumer Products (continued)
Samsonite Corp., Sr. Sub. Notes, 8.875%, 6/1/11	$3,625	$3,751,875
WH Holdings Ltd./WH Capital Corp., Sr. Notes, 9.50%, 4/1/11	1,689	1,841,010
		$13,795,459
Containers — 1.9%
Crown Euro Holdings SA, 9.50%, 3/1/11	$1,545	$1,699,500
Crown Euro Holdings SA, 10.875%, 3/1/13	13,895	16,361,362
Intertape Polymer US, Inc., Sr. Sub. Notes, 8.50%, 8/1/14	5,095	4,917,256
Pliant Corp. (PIK), 11.625%, 6/15/09	3,386	3,526,129
Solo Cup Co., Sr. Sub. Notes, 8.50%, 2/15/14	3,935	3,246,375
US Can Corp., Sr. Notes, 10.875%, 7/15/10	1,435	1,485,225
		$31,235,847
Diversified Financial Services — 0.7%
E*Trade Financial Corp., Sr. Notes, 8.00%, 6/15/11	$1,215	$1,239,300
Greenbrier Companies, Inc. (The), 8.375%, 5/15/15	6,785	7,005,512
Residential Capital Corp., 6.875%, 6/30/15(4)	2,855	3,011,160
		$11,255,972
Diversified Media — 2.4%
Advanstar Communciations, Sr. Sub. Notes, Series B, 12.00%, 2/15/11	$2,000	$2,132,500
Advanstar Communications, Inc., 10.75%, 8/15/10	8,085	8,994,562
CanWest Media, Inc., 8.00%, 9/15/12	19,247	20,256,992
LBI Media, Inc., 10.125%, 7/15/12	3,025	3,229,187
LBI Media, Inc., Sr. Disc. Notes, 11.00%, (0.00% until 2008), 10/15/13	3,320	2,448,500
Nextmedia Operating, Inc., 10.75%, 7/1/11	3,820	4,168,575
		$41,230,316
Energy — 5.4%
ANR Pipeline Co., 8.875%, 3/15/10	$1,575	$1,698,208
Aventine Renewable Energy Holdings, Inc., Variable Rate, 9.87%, 12/15/11(4)	4,165	4,352,425
Clayton Williams Energy, Inc., Sr. Notes, 7.75%, 8/1/13(4)	1,795	1,741,150
Coastal Corp., Sr. Debs., 9.625%, 5/15/12	3,800	4,199,000
El Paso Corp., Sr. Notes, 7.625%, 8/16/07	2,845	2,901,900

See notes to financial statements

Boston Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Energy (continued)
El Paso Production Holding Co., 7.75%, 6/1/13	$830	$859,050
Giant Industries, 8.00%, 5/15/14	3,750	3,900,000
Hanover Compressor Co., Sr. Sub. Notes, 0.00%, 3/31/07	15,320	13,596,500
Hanover Equipment Trust, Series B, 8.75%, 9/1/11	3,190	3,397,350
Inergy L.P. / Finance, Sr. Notes, 6.875%, 12/15/14	6,735	6,415,087
Northwest Pipeline Corp., 8.125%, 3/1/10	2,490	2,651,850
Ocean Rig Norway AS, Sr. Notes, 8.375%, 7/1/13(4)	1,815	1,957,931
Parker Drilling Co., Sr. Notes, 9.625%, 10/1/13	3,485	3,955,475
Petrobras International Finance Co., 7.75%, 9/15/14	885	942,525
Petrobras International Finance, Sr. Notes, 9.125%, 7/2/13	2,255	2,581,975
Premcor Refining Group, Sr. Notes, 9.50%, 2/1/13	4,775	5,359,937
Ram Energy, Inc., Sr. Notes, 11.50%, 2/15/08	3,459	3,649,245
Southern Natural Gas, 8.00%, 3/1/32	3,345	3,610,720
Southern Natural Gas, 8.875%, 3/15/10	1,180	1,272,308
Transmontaigne, Inc., Sr. Sub. Notes, 9.125%, 6/1/10	11,475	11,417,625
United Refining Co., Sr. Notes, 10.50%, 8/15/12	8,140	8,628,400
Williams Cos., Inc. (The), 8.75%, 3/15/32	1,840	2,132,100
		$91,220,761
Entertainment / Film — 1.3%
AMC Entertainment, Inc., Sr. Sub. Notes, 9.875%, 2/1/12	$4,590	$4,406,400
Loews Cineplex Entertainment Corp., 9.00%, 8/1/14	12,530	12,122,775
Marquee Holdings, Inc., Sr. Disc. Notes, 12.00%, (0.00% until 2009) 8/15/14	9,335	5,671,013
		$22,200,188
Environmental — 2.1%
Aleris International, Inc., 9.00%, 11/15/14	$3,254	$3,335,350
Aleris International, Inc., 10.375%, 10/15/10	2,515	2,760,213
Allied Waste North America, Series B, 8.875%, 4/1/08	9,405	9,851,738
Allied Waste North America, Sr. Notes, Series B, 8.50%, 12/1/08	7,530	7,868,850
Browning-Ferris Industries, Inc., Sr. Notes, 6.375%, 1/15/08	4,915	4,890,425

Security	Principal Amount (000's omitted)	Value
Environmental (continued)
Waste Services, Inc., Sr. Sub Notes, 9.50%, 4/15/14	$6,285	$6,253,575
		$34,960,151
Food & Drug Retail — 0.4%
Rite Aid Corp., 7.125%, 1/15/07	$2,475	$2,487,375
Rite Aid Corp., 8.125%, 5/1/10	3,560	3,577,800
		$6,065,175
Food / Beverage / Tobacco — 2.1%
American Seafood Group, LLC, 10.125%, 4/15/10	$6,840	$7,250,400
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes, 11.50%, (0.00% until 2008) 11/1/11	7,475	5,793,125
Pierre Foods, Inc., Sr. Sub. Notes, 9.875%, 7/15/12	5,085	5,161,275
Pinnacle Foods Holdings Corp., Sr. Sub. Notes, 8.25%, 12/1/13	8,530	7,932,900
UAP Holding Corp., Sr. Disc. Notes, 10.75%, (0% until 2008) 7/15/12	8,265	7,231,875
United Agricultural Products, Sr. Notes, 8.25%, 12/15/11	2,049	2,161,695
		$35,531,270
Gaming — 4.7%
CCM Merger, Inc., 8.00%, 8/1/13(4)	$4,355	$4,333,225
Chukchansi EDA, Sr. Notes, 8.00%, 11/15/13(4)	2,160	2,160,000
Chukchansi EDA, Sr. Notes, 14.50%, 6/15/09(4)	6,630	8,121,750
Chukchansi EDA, Sr. Notes, Variable Rate, 8.04%, 11/15/12(4)	5,045	5,045,000
Eldorado Casino Shreveport, 10.00%, 8/1/12	659	622,884
Inn of the Mountain Gods, Sr. Notes, 12.00%, 11/15/10	7,210	7,750,750
Majestic Star Casino LLC, 9.50%, 10/15/10	5,930	5,833,638
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	2,275	2,380,219
OED Corp./Diamond Jo LLC, 8.75%, 4/15/12	5,765	5,620,875
San Pasqual Casino, 8.00%, 9/15/13(4)	5,620	5,620,000
Seneca Gaming Corp., Sr. Notes, 7.25%, 5/1/12	2,165	2,221,831
Seneca Gaming Corp., Sr. Notes, 7.25%, 5/1/12(4)	575	590,094
Trump Entertainment Resorts, Inc., 8.50%, 6/1/15	16,680	16,242,150

See notes to financial statements

Boston Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Gaming (continued)
Waterford Gaming LLC, Sr. Notes, 8.625%, 9/15/12(4)	$11,280	$12,182,400
Wynn Las Vegas, LLC/Corp., 6.625%, 12/1/14	1,040	995,800
		$79,720,616
Healthcare — 4.7%
AMR HoldCo, Inc., Sr. Sub. Notes, 10.00%, 2/15/15(4)	$5,840	$6,394,800
CDRV Investors, Inc., Sr. Disc. Notes, 9.625%, (0.00% until 2010) 1/1/15	6,905	3,866,800
Concentra Operating Corp., Sr. Notes, 9.50%, 8/15/10	1,595	1,650,825
Concerta Operating Corp., 9.125%, 6/1/12	1,090	1,128,150
Inverness Medical Innovations, Inc., Sr. Sub. Notes, 8.75%, 2/15/12	4,820	4,940,500
Medical Device Manufacturing, Inc., Series B, 10.00%, 7/15/12	3,710	4,359,250
Medquest, Inc., 11.875%, 8/15/12	5,410	5,369,425
National Mentor, Inc., Sr. Sub. Notes, 9.625%, 12/1/12(4)	3,920	4,057,200
Quintiles Transnational Corp., Sr. Sub. Notes, 10.00%, 10/1/13	10,060	11,154,025
Res-Care, Inc., Sr. Notes, 7.75%, 10/15/13(4)	3,575	3,610,750
Service Corp. International, Sr. Notes, 7.00%, 6/15/17(4)	5,065	5,052,338
US Oncology, Inc., 9.00%, 8/15/12	3,455	3,662,300
US Oncology, Inc., 10.75%, 8/15/14	6,925	7,669,438
Vanguard Health Holding Co. II LLC, Sr. Sub. Notes, 9.00%, 10/1/14	7,820	8,191,450
Ventas Realty L.P. / Capital Corp., Sr. Notes, 7.125%, 6/1/15	2,505	2,598,938
VWR International, Inc., Sr. Sub. Notes, 8.00%, 4/15/14	6,330	6,171,750
		$79,877,939
Homebuilders / Real Estate — 0.1%
CB Richard Ellis Services, Inc., Sr. Notes, 9.75%, 5/15/10	$567	$623,700
Stanley-Martin Co., 9.75%, 8/15/15(4)	1,415	1,308,875
		$1,932,575
Hotels — 1.0%
Felcor Lodging L.P., Sr. Notes, Variable Rate, 7.78%, 6/1/11	$2,170	$2,243,238

Security	Principal Amount (000's omitted)	Value
Hotels (continued)
Host Marriot L.P., Series O, 6.375%, 3/15/15	$730	$711,750
Meristar Hospitality Operations/Finance, 10.50%, 6/15/09	12,683	13,459,834
		$16,414,822
Leisure — 2.2%
Six Flags Theme Parks, Inc., Sr. Notes, 8.875%, 2/1/10	$6,665	$6,648,338
Universal City Development Partners, Sr. Notes, 11.75%, 4/1/10	17,995	20,266,869
Universal City Florida Holding, Sr. Notes, 8.375%, 5/1/10	1,315	1,354,450
Universal City Florida, Sr. Notes, Variable Rate, 9.00%, 5/1/10	9,175	9,438,781
		$37,708,438
Metals / Mining — 0.5%
Alpha Natural Resources, Sr. Notes, 10.00%, 6/1/12	$2,155	$2,381,275
Novelis, Inc., Sr. Notes, 7.50%, 2/15/15(4)	5,635	5,170,113
		$7,551,388
Paper — 3.4%
Caraustar Industries, Inc., 7.375%, 6/1/09	$715	$689,975
Caraustar Industries, Inc., Sr. Sub. Notes, 9.875%, 4/1/11	11,055	10,889,175
Domtar, Inc., 7.125%, 8/1/15	5,340	4,539,000
Georgia-Pacific Corp., 9.50%, 12/1/11	5,520	6,430,800
JSG Funding PLC, Sr. Notes, 9.625%, 10/1/12	8,445	8,149,425
Newark Group, Inc., Sr. Sub. Notes, 9.75%, 3/15/14	4,055	3,507,575
NewPage Corp., 10.00%, 5/1/12	11,565	10,581,975
Norske Skog Canada Ltd., Sr. Notes, Series D, 8.625%, 6/15/11	1,070	1,037,900
Stone Container Corp., Sr. Notes, 9.25%, 2/1/08	11,440	11,697,400
		$57,523,225
Publishing / Printing — 2.6%
American Media Operations, Inc., Series B, 10.25%, 5/1/09	$12,246	$11,664,315
CBD Media, Inc., Sr. Sub. Notes, 8.625%, 6/1/11	2,125	2,167,500
Dex Media West LLC, Sr. Sub. Notes, 9.875%, 8/15/13	7,072	7,832,240

See notes to financial statements

Boston Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Publishing / Printing (continued)
Houghton Mifflin Co., Sr. Sub. Notes, 9.875%, 2/1/13	$11,340	$11,765,250
Merrill Corp., Series A, (PIK), Variable Rate, 12.00%, 5/1/09	1,477	1,558,393
Merrill Corp., Series B, (PIK), Variable Rate, 12.00%, 5/1/09	6,443	6,796,888
WDAC Subsidiary Corp., Sr. Notes, 8.375%, 12/1/14(4)	2,340	2,217,150
		$44,001,736
Railroad — 0.6%
Grupo Transportacion Ferroviaria Mexicana SA de C.V., Sr. Notes, 9.375%, 5/1/12(4)	$7,455	$8,125,950
TFM SA de C.V., Sr. Notes, 12.50%, 6/15/12	1,855	2,151,800
		$10,277,750
Services — 2.3%
Hydrochem Industrial Services, Inc., Sr. Sub Notes, 9.25%, 2/15/13(4)	$4,075	$3,749,000
Knowledge Learning Center, Sr. Sub. Notes, 7.75%, 2/1/15(4)	3,695	3,454,825
Muzak LLC/Muzak Finance, Sr. Notes, 10.00%, 2/15/09	2,950	2,537,000
Norcross Safety Products LLC/Norcross Capital Corp., Sr. Sub. Notes, Series B, 9.875%, 8/15/11	6,635	7,099,450
NSP Holdings/NSP Holdings Capital Corp., Sr. Notes (PIK), 11.75%, 1/1/12	8,118	8,124,932
Safety Products Holdings, Sr. Notes (PIK), 11.75%, 1/1/12(4)	1,605	1,606,337
United Rentals North America, Inc., 6.50%, 2/15/12	1,220	1,175,775
United Rentals North America, Inc., Sr. Sub. Notes, 7.00%, 2/15/14	11,140	10,304,500
		$38,051,819
Steel — 0.5%
Ispat Inland ULC, Sr. Notes, 9.75%, 4/1/14	$3,829	$4,345,915
Oregon Steel Mills, Inc., 10.00%, 7/15/09	4,193	4,517,958
		$8,863,873
Super Retail — 2.3%
Affinity Group, Inc., Sr. Sub. Notes, 9.00%, 2/15/12	$5,265	$5,238,675
GSC Holdings Corp., 8.00%, 10/1/12(4)	14,830	14,496,325

Security	Principal Amount (000's omitted)	Value
Super Retail (continued)
GSC Holdings Corp., Variable Rate, 7.895%, 10/1/11(4)	$8,925	$8,969,625
Neiman Marcus Group, Inc., Sr. Notes, 9.00%, 10/15/15(4)	1,430	1,412,125
Neiman Marcus Group, Inc., Sr. Sub. Notes, 10.375%, 10/15/15(4)	8,940	8,671,800
		$38,788,550
Technology — 3.8%
Advanced Micro Devices, Inc., Senior Notes, 7.75%, 11/1/12	$10,675	$10,728,375
Amkor Technologies, Inc., Sr. Notes, 7.125%, 3/15/11	2,975	2,588,250
Amkor Technologies, Inc., Sr. Notes, 7.75%, 5/15/13	15,945	13,672,838
CPI Holdco, Inc., Sr. Notes, Variable Rate, 9.672%, 2/1/15	2,250	2,216,846
Stratus Technologies, Inc., Sr. Notes, 10.375%, 12/1/08	1,090	1,106,350
Sungard Data Systems, Inc., Sr. Notes, 9.125%, 8/15/13(4)	7,465	7,614,300
Sungard Data Systems, Inc., Sr. Notes, Variable Rate, 8.525%, 8/15/13(4)	1,775	1,828,250
Sungard Data Systems, Inc., Sr. Sub. Notes, 10.25%, 8/15/15(4)	6,400	6,376,000
UGS Corp., 10.00%, 6/1/12	16,680	18,306,300
		$64,437,509
Telecommunications — 10.5%
AirGate PCS, Inc., 9.375%, 9/1/09	$3,500	$3,675,000
AirGate PCS, Inc., Variable Rate, 7.90%, 10/15/11	1,785	1,838,550
Alamosa Delaware, Inc., Sr. Disc. Notes, 12.00%, (0.00% until 2005), 7/31/09	8,050	8,855,000
Alamosa Delaware, Inc., Sr. Notes, 11.00%, 7/31/10	13,155	14,634,938
Centennial Cellular Operating Co., Sr. Notes, 10.125%, 6/15/13	16,925	18,998,313
Digicel Ltd., Sr. Notes, 9.25%, 9/1/12(4)	1,800	1,863,000
Inmarsat Finance PLC, 7.625%, 6/30/12	4,495	4,568,044
Intelsat Bermuda Ltd., Sr. Notes, Variable Rate, 8.695%, 1/15/12(4)	9,860	10,032,550
Intelsat Ltd., Sr. Notes, 5.25%, 11/1/08	20,230	18,611,600
IWO Holdings, Inc., 10.75%, (0.00% until 2010) 1/15/15	3,590	2,584,800

See notes to financial statements

Boston Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Telecommunications (continued)
IWO Holdings, Inc., 14.00%, 1/15/11(2)	$5,600	$0
IWO Holdings, Inc., Variable Rate, 7.90%, 1/15/12	965	1,008,425
LCI International, Inc., Sr. Notes, 7.25%, 6/15/07	12,575	12,480,688
New Skies Satellites NV, Sr. Notes, Variable Rate, 9.573%, 11/1/11	3,330	3,429,900
New Skies Satellites NV, Sr. Sub. Notes, 9.125%, 11/1/12	6,050	6,171,000
Qwest Capital Funding, Inc., 6.375%, 7/15/08	3,200	3,128,000
Qwest Communications International, Inc., 7.25%, 2/15/11	2,180	2,130,950
Qwest Communications International, Inc., Sr. Notes, 7.50%, 2/15/14(4)	15,785	15,193,063
Qwest Corp., Sr. Notes, 7.625%, 6/15/15(4)	3,500	3,605,000
Qwest Corp., Sr. Notes, 7.875%, 9/1/11	5,300	5,578,250
Qwest Services Corp., 13.50%, 12/15/10	7,782	8,929,845
Rogers Wireless, Inc., 7.50%, 3/15/15	5,700	6,141,750
Rogers Wireless, Inc., Sr. Sub. Notes, 8.00%, 12/15/12	2,970	3,155,625
Rogers Wireless, Inc., Variable Rate, 6.995%, 12/15/10	5,465	5,683,600
SBA Telecommunications, Sr. Disc. Notes, 9.75%, (0.00% until 2007), 12/15/11	2,582	2,343,165
Telemig Celular SA/Amazonia Celular SA, 8.75%, 1/20/09(4)	2,600	2,691,000
U.S. West Communications, Debs., 7.20%, 11/10/26	670	616,400
UbiquiTel Operating Co., Sr. Notes, 9.875%, 3/1/11	8,225	9,026,938
		$176,975,394
Textiles / Apparel — 2.6%
Levi Strauss & Co., Sr. Notes, 9.75%, 1/15/15	$4,165	$4,227,475
Levi Strauss & Co., Sr. Notes, 12.25%, 12/15/12	14,030	15,468,075
Levi Strauss & Co., Sr. Notes, Variable Rate, 8.804%, 4/1/12	4,395	4,384,013
Oxford Industries, Inc., Sr. Notes, 8.875%, 6/1/11	7,890	8,126,700
Perry Ellis International, Inc., Sr. Sub. Notes, 8.875%, 9/15/13	3,680	3,726,000
Phillips Van-Heusen, Sr. Notes, 7.25%, 2/15/11	1,740	1,766,100
Phillips Van-Heusen, Sr. Notes, 8.125%, 5/1/13	4,000	4,210,000
Quiksilver, Inc., Sr. Notes, 6.875%, 4/15/15(4)	2,495	2,326,588
		$44,234,951

Security	Principal Amount (000's omitted)	Value
Transportation Ex Air / Rail — 0.7%
H-Lines Finance Holding Corp., Sr. Disc. Notes, 11.00%, (0.00% until 2008) 4/1/13	$3,882	$3,212,355
Horizon Lines, LLC, 9.00%, 11/1/12	3,787	4,037,889
OMI Corp., Sr. Notes, 7.625%, 12/1/13	1,600	1,648,000
Quality Distribution LLC / QD Capital Corp., Variable Rate, 8.65%, 1/15/12	3,045	2,942,231
		$11,840,475
Utilities — 3.0%
AES Corp., Sr. Notes, 8.75%, 5/15/13(4)	$3,555	$3,857,175
AES Corp., Sr. Notes, 8.875%, 2/15/11	322	346,150
AES Corp., Sr. Notes, 9.00%, 5/15/15(4)	1,890	2,060,100
AES Corp., Sr. Notes, 9.375%, 9/15/10	4,521	4,927,890
AES Eastern Energy, Series 99-A, 9.00%, 1/2/17	2,907	3,359,797
Calpine Corp., Sr. Notes, 8.75%, 7/15/07	710	433,100
Dynegy Holdings, Inc., Debs., 7.625%, 10/15/26	5,990	5,301,150
Dynegy Holdings, Inc., Sr. Notes, 10.125%, 7/15/13(4)	3,185	3,519,425
Mission Energy Holding Co., 13.50%, 7/15/08	5,230	6,079,875
NRG Energy, Inc., 8.00%, 12/15/13	3,407	3,730,665
Orion Power Holdings, Inc., Sr. Notes, 12.00%, 5/1/10	14,185	16,738,300
		$50,353,627
Total Corporate Bonds & Notes (identified cost $1,444,991,800)		$1,462,997,331
Convertible Bonds — 2.0%
Security	Principal Amount (000's omitted)	Value
Amkor Technologies, Inc., 5.75%, 6/1/06	$2,290	$2,215,575
Kerzner International Ltd., 2.375%, 4/15/24(4)	3,595	4,080,325
L-3 Communications Corp., 3.00%, 8/1/35(4)	5,745	5,802,450
Nortel Networks Ltd., 4.25%, 9/1/08	16,340	15,339,175
Sinclair Broadcast Group, Inc., 4.875%, 7/15/18	1,585	1,400,744
XM Satellite Radio Holdings, Inc., 1.75%, 12/1/09	1,750	1,520,312
XM Satellite Radio, Inc., 1.75%, 12/1/09(4)	3,450	2,997,188
Total Convertible Bonds (identified cost, $33,351,380)		$33,355,769

See notes to financial statements

Boston Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Common Stocks — 1.0%
Security	Shares	Value
Gaming — 0.7%
Kerzner International, Ltd.(3)	35,000	$2,042,250
Shreveport Gaming Holdings, Inc.(3)(5)	4,453	79,486
Trump Entertainment Resorts, Inc.(3)	562,002	9,646,764
		$11,768,500
Telecommunications — 0.3%
Crown Castle International Corp.(3)	62,704	$1,537,189
New Skies Satellites Holdings, Ltd.	149,840	3,356,416
		$4,893,605
Total Common Stocks (identified cost $12,476,029)		$16,662,105
Convertible Preferred Stocks — 1.4%
Security	Shares	Value
Energy — 0.8%
Chesapeake Energy Corp., 4.50	49,300	$5,071,737
Chesapeake Energy Corp., 5.00%	13,925	2,767,594
Williams Holdings of Delaware, 5.50%(4)	51,125	5,380,906
		$13,220,237
Telecommunications — 0.5%
Crown Castle International Corp., (PIK), 6.25%	174,523	$8,987,935
		$8,987,935
Utilities — 0.1%
NRG Energy, Inc., 4.00%(4)	1,255	$1,542,395
		$1,542,395
Total Convertible Preferred Stocks (identified cost $17,871,933)		$23,750,567
Warrants — 0.2%
Security	Shares	Value
Cable / Satellite TV — 0.0%
Ono Finance PLC, Exp. 3/16/11(3)(4)(5)	2,520	$0
Ono Finance PLC, Exp. 5/31/09(3)(5)	3,440	0

Security	Shares	Value
Cable / Satellite TV (continued)
Ono Finance PLC, Exp. 5/31/09(3)(5)	1,200	$0
		$0
Capital Goods — 0.1%
Mueller Holdings, Inc., Exp. 4/15/14(3)(4)	3,070	$1,244,117
		$1,244,117
Consumer Products — 0.0%
HF Holdings, Inc., Exp. 9/27/09(3)(5)	3,400	$0
		$0
Gaming — 0.0%
Peninsula Gaming LLC, Convertible Preferred Membership Interests(3)(6)	6,338	$38,027
		$38,027
Restaurants — 0.0%
New World Coffee, Exp. 6/15/06(3)(6)	459	$5
New World Coffee, Exp. 6/15/06(3)(6)	386	4
		$9
Technology — 0.0%
Asat Finance, Exp. 11/1/06(3)(4)(5)	3,900	$117
		$117
Telecommunications — 0.1%
American Tower Corp., Exp. 8/1/08(3)(4)	4,825	$1,628,527
		$1,628,527
Transportation Ex Air / Rail — 0.0%
Quality Distribution, Inc., Exp.1/15/07(3)(5)	817	$6,716
		$6,716
Total Warrants (identified cost $654,314)		$2,917,513
Miscellaneous — 0.0%
Security	Shares	Value
Trump Atlantic City(3)(5)	8,960,000	$344,960
		$344,960
Total Miscellaneous (identified cost, $0)		$344,960

See notes to financial statements

Boston Income Portfolio as of October 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Commercial Paper — 4.5%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., 4.02%, 11/1/05	$54,291	$54,291,000
Old Line Funding, LLC, 3.86%, 11/1/05	21,000	21,000,000
Total Commercial Paper (at amortized cost, $75,291,000)		$75,291,000
Short-Term Investments — 0.1%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 4.03%, 11/1/05	$2,000	$2,000,000
Total Short-Term Investments (at amortized cost, $2,000,000)		$2,000,000
Total Investments — 98.9% (identified cost $1,635,899,881)		$1,667,397,247
Other Assets, Less Liabilities — 1.1%		$18,775,045
Net Assets — 100.0%		$1,686,172,292

EUR - Euro

PIK - Payment In Kind.

Note: The Portfolio has made commitments to fund specified amounts under certain existing credit arrangements. Pursuant to the terms of these arrangements, the Portfolio had unfunded loan commitments of $23,700,000 as of October 31, 2005.

(1)  Senior floating-rate loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Defaulted security.

(3)  Non-income producing security.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, the aggregate value of the securities is $329,794,150 or 19.6% of the Portfolio's net assets.

(5)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)  Restricted security.

See notes to financial statements

Boston Income Portfolio as of October 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2005

Assets
Investments, at value (identified cost, $1,635,899,881)	$1,667,397,247
Cash	7,019
Receivable for investments sold	8,588,554
Receivable for open swap contracts	381,347
Interest and dividends receivable	35,019,517
Receivable for open forward foreign currency contracts	47,314
Total assets	$1,711,440,998
Liabilities
Payable for investments purchased	$24,315,427
Payable to affiliate for Trustees' fees	2,539
Payable to affiliate for Investment Advisory fees	878,086
Accrued expenses	72,654
Total liabilities	$25,268,706
Net Assets applicable to investors' interest in Portfolio	$1,686,172,292
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,654,251,700
Net unrealized appreciation (computed on the basis of identified cost)	31,920,592
Total	$1,686,172,292

Statement of Operations

For the Year Ended
October 31, 2005

Investment Income
Interest	$141,658,085
Dividends	581,486
Other Income	3,224,476
Total investment income	$145,464,047
Expenses
Investment adviser fee	$10,868,473
Trustees' fees and expenses	26,961
Custodian fee	391,982
Legal and accounting services	110,393
Miscellaneous	14,702
Total expenses	$11,412,511
Deduct — Reduction of custodian fee	$1,756
Reduction of investment adviser fee	31,822
Total expense reductions	$33,578
Net expenses	$11,378,933
Net investment income	$134,085,114
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$22,297,864
Swap contracts	(18,200)
Foreign currency and forward foreign currency exchange contract transactions	427,713
Net realized gain	$22,707,377
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(62,264,231)
Swap contracts	381,347
Foreign currency and forward foreign currency exchange contracts	38,452
Net change in unrealized appreciation (depreciation)	$(61,844,432)
Net realized and unrealized loss	$(39,137,055)
Net increase in net assets from operations	$94,948,059

See notes to financial statements

Boston Income Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2005	Period Ended October 31, 2004(1)	Year Ended September 30, 2004
From operations — Net investment income	$134,085,114	$10,484,761	$130,329,266
Net realized gain from investments, and foreign currency and forward foreign currency exchange contract transactions	22,707,377	3,695,397	20,024,115
Net change in unrealized appreciation (depreciation) from investments, swaps, and foreign currency and foreign currency exchange contracts	(61,844,432)	17,905,736	38,474,436
Net increase in net assets from operations	$94,948,059	$32,085,894	$188,827,817
Capital transactions — Contributions	$504,652,003	$48,178,058	$651,850,288
Withdrawals	(632,859,203)	(30,086,451)	(539,410,862)
Net increase (decrease) in net assets from capital transactions	$(128,207,200)	$18,091,607	$112,439,426
Net increase (decrease) in net assets	$(33,259,141)	$50,177,501	$301,267,243
Net Assets
At beginning of period	$1,719,431,433	$1,669,253,932	$1,367,986,689
At end of period	$1,686,172,292	$1,719,431,433	$1,669,253,932

(1)  For the one month ended October 31, 2004.

See notes to financial statements

Boston Income Portfolio as of October 31, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,	Period Ended October 31,		Year Ended September 30,
	2005	2004(1)		2004	2003	2002(2)	2001(3)
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.65%	0.66	%(4)	0.66%	0.66%	0.68%	0.69	%(4)
Net expenses after custodian fee reduction	0.65%	0.66	%(4)	0.66%	0.66%	0.68%	0.69	%(4)
Net investment income	7.71%	7.29	%(4)	8.29%	9.51%	9.91%	10.38	%(4)
Portfolio Turnover	71%	5%		79%	116%	91%	16%
Total Return(5)	5.80%	1.82%		13.28%	26.96%	2.09%	—
Net assets, end of period (000's omitted)	$1,686,172	$1,719,431		$1,669,254	$1,367,987	$796,712	$752,620

†  The operating expenses of the Portfolio reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)  For the one month period ended October 31, 2004. The Portfolio changed its fiscal year end from September 30 to October 31.

(2)  The Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and changed its methodology for accreting market discount for certain securities. It also began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The effect of these changes for the year ended September 30, 2002 was to decrease the ratio of net investment income to average net assets from 10.12% to 9.91%.

(3)  For the period from the start of business, July 23, 2001, to September 30, 2001.

(4)  Annualized.

(5)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

See notes to financial statements

Boston Income Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Boston Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. The Portfolio, which was organized as a trust under the laws of the state of New York on March 13, 2001, has as its objective to provide as much current income as possible. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2005, the Eaton Vance Income Fund of Boston and Eaton Vance Diversified Income Fund held an approximate 96.1% and 3.9% interest in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Investments listed on securities exchanges or NASDAQ are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments and senior floating-rate loan interests (other than short-term obligations), including listed investments and investments for which quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there is no quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium and accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

F  Credit Default Swaps — The Trust may enter into credit default swap contracts for risk management purposes, including diversification. When the Trust is a buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Trust would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would have spent the stream of payments and received no benefit from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligations. As the seller, the Trust would effectively add leverage to its portfolio because, in

Boston Income Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the swap. The Trust will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swap of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended October 31, 2005 the Portfolio's custodian fee was reduced by $1,756 as a result of this arrangement.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Other — Investment transactions are accounted for on the date the investments are purchased or sold. Gains and losses on securities are determined on the basis of identified cost.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the Portfolio. For the year ended October 31, 2005 the advisory fee amounted to $10,868,473. Effective March 28, 2005, BMR agreed to a fee reduction, such agreement being memorialized in a Fee Reduction Agreement between BMR and the Portfolio. On assets of $1.5 billion or more, BMR agreed to reduce its annual fee rate as follows: 0.60% of average net assets of $1.5 billion but less than $2 billion and 0.575% of average net assets of $2 billion or more. Pursuant to such contractual agreement, BMR reduced its fee in the amount of $30,341 for the year ended October 31, 2005. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended October 31, 2005, BMR waived $1,481 of its advisory fee. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2005 no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $1,213,614,821 and $1,166,104,621 respectively, for the year ended October 31, 2005.

Boston Income Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate Cost	$1,636,033,033
Gross unrealized appreciation	$67,042,746
Gross unrealized depreciation	(35,678,532)
Net unrealized appreciation	$31,364,214

The net unrealized appreciation on foreign currency is $41,879.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, financial futures and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2005 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
Settlement Date	Deliver	In exchange for	Net Unrealized Appreciation
11/30/05	Euro 2,801,409	United States Dollars $3,407,774	$47,314
		$3,407,774	$47,314

At October 31, 2005, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Credit Default Swaps

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation
12,000,000	USD	12/20/2010	Agreement with Citibank N.A. dated 10/21/2005 to pay 5.46% per year times the notional amount. In exchange for that periodic payment, upon a default event by Toys 'R' Us, Inc., Citibank N.A agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Toys 'R' Us to Citibank N.A.	$381,347

Boston Income Portfolio as of October 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2005.

7  Restricted Securities

At October 31, 2005, the Portfolio owned the following securities (representing less than 0.01% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Fair Value
Common Stocks and Warrants
Peninsula Gaming LLC, Convertible Preferred Membership Interests	7/08/99	6,338	$0	$38,027
New World Coffee, Exp. 6/15/06	1/06/03 - 5/13/03	845	0	9
			$0	$38,036

8  Fiscal Year End Change

Effective October 15, 2004, the Portfolio changed its fiscal year end to October 31, 2004.

Boston Income Portfolio as of October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Boston Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Boston Income Portfolio (the "Portfolio") at October 31, 2005, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2005

Eaton Vance Income Fund of Boston as of October 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Boston Income Portfolio (the "Portfolio") and the investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

In considering the annual approval of the investment advisory agreement between the Portfolio and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of the Portfolio with those of comparable funds;

•  An independent report comparing the expense ratio of Income Fund of Boston (the "Fund") to those of comparable funds;

•  Information regarding Fund investment performance in comparison to a relevant peer group of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. Specifically, the Special Committee considered the investment adviser's high-yield portfolio management team, including portfolio managers who perform their own investment and credit analysis and analysts who evaluate issuers' financial resources, operating history and sensitivity to economic conditions. The Special Committee noted the benefits to the Portfolio of the investment adviser's extensive in-house research capabilities. The Special Committee also took into account the time and attention to be devoted by senior management to the Portfolio and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

In its review of comparative information with respect to the Fund's investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for the Portfolio and for all Eaton Vance funds as a group. The Special Committee also considered the other benefits realized by Eaton Vance and its affiliates in connection with providing administration sources for the Fund and for all Eaton Vance Funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Portfolio and Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in providing services to the Portfolio, noting that the assets of the Portfolio increased materially in 2004. The Special Committee requested, and the investment adviser agreed to implement, advisory fee breakpoints. The Special Committee concluded that the fee breakpoints will allow for an equitable sharing of the benefits of economies of scale, when realized, with the Portfolio and shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders.

Eaton Vance Income Fund of Boston

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Series Trust II (the Trust) and the Boston Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to its position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2001	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund and the Portfolio.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 2001	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration.	161	Director of Tiffany & Co. (specialty retailer) and Telect, Inc. (telecommunication services company)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Eaton Vance Income Fund of Boston

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 2001	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael W. Weilheimer 2/11/61	President	Since 2002(2)	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President	Vice President of the Trust since 2000; of the Portfolio since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2003	Vice President and Global Portfolio Manager of Parametric Portfolio Associates ("Parametric"). Officer of 5 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005(3); of the Portfolio since 2002(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997; of the Portfolio since 2001	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Weilheimer served as Vice President of the Trust since 1996 and of the Portfolio since 2001 and Ms. Campbell served as Assistant Treasurer of the Trust since 1994 and of the Portfolio since 2001.

(3)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Trust and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

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Investment Adviser of Boston Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Income Fund of Boston
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

443-12/05  IBSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Eaton Vance Income Fund of Boston (the “Fund”) is a series of Eaton Vance Series Trust II (the “Trust”), a Massachusetts business trust.  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.  Including the Fund, the Trust contains a total of 2 series (collectively, the “Series”).  This Form N-CSR relates to the Fund’s annual report.

The following tables present the aggregate fees billed to the Fund for the fiscal years ended October 31, 2004 and October 31, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Income Fund of Boston

Fiscal Years Ended	10/30/04	10/30/05

Audit Fees	$35,650	$22,900

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$18,675	$14,325

All Other Fees(3)	$0	$0

Total	$54,325	$37,225

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During each of the fiscal years ended October 31, 2004 and October 31, 2005, $35,000 was billed by D&T, the principal accountant to certain Series of the Trust for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

The various Series comprising the Trust have differing fiscal year ends. The Fund’s fiscal year end is October 31. The current fiscal year end of Eaton Vance Tax-Managed Emerging Markets Fund, the other Series in the Trust, is June 30. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by the Series’s principal accountant for the last two fiscal years/periods of each Series.

Fiscal Years/Periods Ended	6/30/04	10/31/04	6/30/05	10/31/05

Audit Fee	$40,375	$35,650	$85,000	$22,900

Audit Related Fees(1)	$0	$0	$0	$0

Tax Fees(2)	$12,500	$18,675	$13,250	$14,325

All Other Fees(3)	$0	$0	$0	$0

Total	$52,875	$54,325	$98,250	$37,225

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant (PricewaterhouseCoopers LLP) for the last two fiscal years/periods of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by PricewaterhouseCoopers LLP for the last two fiscal years/periods of each Series.

Fiscal Years/Periods Ended	6/30/04	10/31/04	6/30/05	10/31/05

Registrant(1)	$12,500	$13,525	$13,250	$14,325

EatonVance(2)	$4,490	$84,49	$98,305	$33,235

(1)                                  Includes all of the Series in the Trust.

(2)                                  Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountants of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountants’ independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 9.           Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Trust II

By:	/s/Michael W. Weilheimer
Michael W. Weilheimer
President

Date:	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 16, 2005

By:	/s/Michael W. Weilheimer
Michael W. Weilheimer
President

Date:	December 16, 2005